10f-3 Transactions


Fund:   Value Portfolio
Issuer: Metlife Inc. Convertible Preferred
Ticker:  Miu.PP
Principal Amount:  $1,006,250,000
Amount Purchased: $1,875,000.00
Trade date:   4/04/2000
Price:   $50.00
Broker:   GSCO
Underwriting spread    3.50%

Fund:   Value Portfolio
Issuer: John Hancock Financial Services
Ticker:  JIIF
Principal Amount:  $1,994,100,000
Amount Purchased: $3,400.00, $8,500.00, $13,600.00,
 $15,300.00,$766,700.00 (Split order)
Trade date:   1/26/2000
Price:   $17.00
Broker:   TUCK, MERR, FPKI, FBCO, MSCO
Underwriting spread    4.40%

Fund:   Focused Value Portfolio
Issuer: John Hancock Financial Serices
Ticker:  JHF
Principal Amount:  $1,994,100,000
Amount Purchased: $3,400.00, $8,500.00, $15,300.00,
   5,300.00,$802,400.00 (Split order)
Trade date:   1/26/2000
Price:   $17.00
Broker:   TUCK, MERR, FPKI, FBCO, MSCO
Underwriting spread    4.40%


Fund  International Equity
Underwriter  Deutsche Bank
Name of issuer  Amadeus
Title of security Amadeus
Date of offering 10-15-99
Amount of  Total Offering $128,260,870
Unit Price  5.75 EUR
Underwriting Spread or Commission 0.0948 EUR
Dollar Amount of Purchased $163,807
Number of Shares Purchased  26,378
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.01
% of Offering Purchased by other Portfolio of the Fund &
 other
    Investment companies advised by the Adviser or any
 Subadvisor
    0.59%
Sum 0f (14)and (15)  0.60
% of Portfolio Assets applied to the Purchase   .5
Is the adviser, any subadvisor or any person of which the
  Adviser or subadvisor is an affiliated person, a manager or
  Comanager of the offering?  NO
Were Purchases Designated as Group Sales or otherwise allocated
To the adviser, any subadvisor or any person of whom the adviser
Or subadvisor is an affiliated person?  NO



Fund  International Equity
Underwriter  Deutsche Bank
Name of issuer  ENEL
Title of security ENEL
Date of offering 11-2-99
Amount of  Total Offering $2,400,000,000
Unit Price  4.3 EUR
Underwriting Spread or Commission .04p
Dollar Amount of Purchased $604,802
Number of Shares Purchased  133,820
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.01
% of Offering Purchased by other Portfolio of the Fund &
 other
    Investment companies advised by the Adviser or any
Subadvisor
    0.46
Sum 0f (14)and (15)  0.47
% of Portfolio Assets applied to the Purchase   .85
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated
To the adviser, any subadvisor or any person of whom the adviser
Or subadvisor is an affiliated person?  NO



Fund  International Equity
Underwriter  DB Alex Brown
Name of issuer  Thomas Multimedia
Title of security Thomas Multimedia
Date of offering 11-3-99
Amount of  Total Offering $21,105,486
Unit Price  21.5 EUR
Underwriting Spread or Commission .3225 EUR
Dollar Amount of Purchased $34,741
Number of Shares Purchased  1,540
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.01
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    0.59
Sum 0f (14)and (15)  0.60
% of Portfolio Assets applied to the Purchase   0.05
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO



Fund  International Equity
Underwriter  Deutsche Bank
Name of issuer  EM.TV & Advertising
Title of security EM.TV & Advertising
Date of offering 11-10-99
Amount of  Total Offering $11,000,000
Unit Price  45 EUR
Underwriting Spread or Commission .9585 EUR
Dollar Amount of Purchased $68,850
Number of Shares Purchased  1,500
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.05
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    1.00
Sum 0f (14)and (15)  1.01
% of Portfolio Assets applied to the Purchase   0.25
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO



Fund  International Equity
Underwriter  Deutsche Bank
Name of issuer  Buhrmann
Title of security Buhrmann
Date of offering 11-15-99
Amount of  Total Offering $19,500,000
Unit Price  15 .75 EUR
Underwriting Spread or Commission .126 EUR
Dollar Amount of Purchased $160,000
Number of Shares Purchased  10,340
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.05
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    3.90%
Sum 0f (14)and (15)  3.95
% of Portfolio Assets applied to the Purchase   0.31
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO





Fund  International Equity
Underwriter  Deutsche Bank
Name of issuer  NDS
Title of security NDS
Date of offering 11-23-99
Amount of  Total Offering $9,000,000
Unit Price  $20.00
Underwriting Spread or Commission $0.72
Dollar Amount of Purchased $170,720
Number of Shares Purchased  8,536
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.09
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    0.57
Sum 0f (14)and (15)  0.66
% of Portfolio Assets applied to the Purchase   0.02
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO



Fund  International Equity
Underwriter  Deutsche Bank
Name of issuer  Equant
Title of security Equant
Date of offering 12-3-99
Amount of  Total Offering $26,000,000
Unit Price  91 Eur
Underwriting Spread or Commission 2.2294 EUR
Dollar Amount of Purchased $390,000
Number of Shares Purchased  4,250
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.02
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    1.20
Sum 0f (14)and (15)  1.22
% of Portfolio Assets applied to the Purchase   0.84
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO



Fund  International Equity
Underwriter  Deutsche Bank
Name of issuer  Infonet
Title of security Infonet
Date of offering 12-16-99
Amount of  Total Offering $51,282,300
Unit Price  21 Eur
Underwriting Spread or Commission 0.6 EUR
Dollar Amount of Purchased $140,469
Number of Shares Purchased  6,689
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.01
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    1.45
Sum 0f (14)and (15)  1.46
% of Portfolio Assets applied to the Purchase   0.40
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO



Fund  International Equity
Underwriter  Goldman Sachs
Name of issuer  Goldman Sachs
Title of security Infineon
Date of offering 3-13-00
Amount of  Total Offering $154,200,000
Unit Price  35 Eur
Underwriting Spread or Commission 0.55 EUR
Dollar Amount of Purchased $9,812
Number of Shares Purchased  289
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.00
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    0.12
Sum 0f (14)and (15)  0.12
% of Portfolio Assets applied to the Purchase   0.02
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO


Fund  International Equity
Underwriter  Morgan Stanley
Name of issuer  Morgan Stanley
Title of security LastMinute.com
Date of offering 3-13-00
Amount of  Total Offering $33,000,000
Unit Price  3.8 GBP
Underwriting Spread or Commission 0.1596GBP
Dollar Amount of Purchased $8,117
Number of Shares Purchased  1335
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.00
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    0.40
Sum 0f (14)and (15)  0.40
% of Portfolio Assets applied to the Purchase   0.01
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO


Fund  International Equity
Underwriter  CSFB
Name of issuer  CSFB
Title of security Sunday Communicatiosn
Date of offering 3-10-00
Amount of  Total Offering $690,000,000
Unit Price  $14.72
Underwriting Spread or Commission $0.62
Dollar Amount of Purchased $44,151
Number of Shares Purchased  3000
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.00
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    0.02
Sum 0f (14)and (15)  0.02
% of Portfolio Assets applied to the Purchase   0.07
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO


Fund Mid-Cap Growth
Security Charter Communications
Date of Transaction 11/18/99
Purchase Price per Unit  19.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 3,230,000,000
 Total Amount of Purchase  571,900
Purchase as a % of Offering  0.02%
Purchase as a % Fund Assets  1.11%
Name of Affiliated Broker/dealer in Syndicate
	Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      Goldman Sachs

Fund Mid-Cap Growth
Security Celestica
Date of Transaction 11/8/99
Purchase Price per Unit  60.63
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 424,375,000
 Total Amount of Purchase  218,250
Purchase as a % of Offering  0.05%
Purchase as a % Fund Assets  0.42%
Name of Affiliated Broker/dealer in Syndicate
	Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      Merrill Lynch

Fund Mid-Cap Growth
Security Expedia
Date of Transaction 11/9/99
Purchase Price per Unit  14.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 58,240,000
 Total Amount of Purchase  1,400
Purchase as a % of Offering  0.00%
Purchase as a % Fund Assets  0.00%
Name of Affiliated Broker/dealer in Syndicate
	Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      Goldman Sachs


Fund Mid-Cap Growth
Security Cacheflow
Date of Transaction 11/18/99
Purchase Price per Unit  24.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 120,000,000
 Total Amount of Purchase  7,200
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.01%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      CS First Boston

Fund Mid-Cap Growth
Security Freemarkets
Date of Transaction 12/9/99
Purchase Price per Unit  48.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 172,800,000
 Total Amount of Purchase  4,800
Purchase as a % of Offering  0.00%
Purchase as a % Fund Assets  0.01%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      CS First Boston



Fund Mid-Cap Growth
Security  Infonet Serivces
Date of Transaction 12/14/99
Purchase Price per Unit  21.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 1,076,928,300
 Total Amount of Purchase  71,400
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.13%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
        Merrill Lynch



Fund Mid-Cap Growth
Security  Dobson Communications
Date of Transaction 2/3/00
Purchase Price per Unit  22.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 550,000,000
 Total Amount of Purchase  63,800
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.11%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
        Lehman Brothers



Fund Mid-Cap Growth
Security  Sequenom Industrial
Date of Transaction 1/31/00
Purchase Price per Unit  26.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 136,500,000
 Total Amount of Purchase  23,400
Purchase as a % of Offering  0.02%
Purchase as a % Fund Assets  0.04%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
         Robertson Stephens


Fund Mid-Cap Growth
Security  Flag Telecom
Date of Transaction 2/11/00
Purchase Price per Unit  24.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 760,320,000
 Total Amount of Purchase  62,400
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.10%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
         Salomon Smith Barney



Fund Mid-Cap Growth
Security  Digitas
Date of Transaction 3/13/00
Purchase Price per Unit  24.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 223,200,000
 Total Amount of Purchase  16,800
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.02%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
         Salomon Smith Barney


Fund Mid-Cap Growth
Security  Savvis Commun
Date of Transaction 2/15/00
Purchase Price per Unit  24.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 408,000,000
 Total Amount of Purchase  36,000
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.06%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
         Merrill Lynch


Fund Mid-Cap Growth
Security  GT Group Telecom
Date of Transaction 3/9/00
Purchase Price per Unit  14.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 252,000,000
 Total Amount of Purchase  51,800
Purchase as a % of Offering  0.02%
Purchase as a % Fund Assets  0.07%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
         Goldman Sachs


Fund Focus Portfolio
Underwriter Morgan Stanley, Goldman Sachs, Merrill Lynch
Name of issuer Untied Parcel Service, Inc.
Title of security   United Parcel Service - Class B
Date of 1st Offering  11/9/99
Amount of Total offering  5,470,000,000
Unit Price  $50
Underwriting Spread or commission $1.750
Rating  N/A
Maturity N/A
Current Yield N/A
Dollar Amount of Purchases $345,000.00
Number of shares purchased 6,900
Years of continuous operation 3+
%of offering price 0.0063%
%purchased by the other portfolios of the fund and other
investment companies advised by the subadvisor .0008%
sum .0071
% of portfolio assets applied to purchase .14%
Name id underwriter or dealer from whom purchased
  Morgan  Stanley
Is the adviser, any subadvisor or any person of which
The advisor or subadvisor is an affiliated person, manager
Or co-manager of offering?    No
Were purchases designated as group Sales or otherwise
allocated to the advisor, any subadvisor or any other
person of whom the advisor or subadvisor is an affiliated
person?   NO



Fund Large-Cap Growth Portfolio
Underwriter JP Morgan, Goldman Sachs, Merrill Lynch, Warburg Dillon Read, Lehman Bros. Robertson Stephens
Name of issuer Genetech, Inc.
Title of security   Genetech, Inc.
Date of 1st Offering  3/23/00
Amount of Total offering  2,819,900,000
Unit Price  $163
Underwriting Spread or commission $2.77
Rating  N/A
Maturity N/A
Current Yield N/A
Dollar Amount of Purchases $48,900.00
Number of shares purchased 300
Years of continuous operation 3+
%of offering price 0.002%
%purchased by the other portfolios of the fund and other investment companies advised by the subadvisor 1.73%
sum 0.00
% of portfolio assets applied to purchase 0.10%
Name id underwriter or dealer from whom purchased
  JP Morgan
Is the adviser, any subadvisor or any person of which
The advisor or subadvisor is an affiliated person, manager
Or co-manager of offering?    No
Were purchases designated as group Sales or otherwise allocated to the advisor, any subadvisor or any other person of whom the advisor or subadvisor is an affiliated
person?   NO




1. Name of Portfolio SunAmerica Style Select Series, Inc.
        Value Portfolio
2. Name of issuer    AT&T Wireless Group
3. Date of Purchase 4/26/00
4. Underwriter from whom purchased Merrill Lynch, Pierce,
    Fenner & Smith, Inc.
5. Affiliated Underwriter managing or participating in underwriting syndicate Neuberger Berman LLC
6. Is a list of the underwriting syndicate's number
   attached?  YES
7. Aggregate principal amount of purchase by all investment companies advised by the adviser or subadvisor: 958,600
8. Aggregate principal amount of offering: 360,000,000
9. Purchase price ( net of fees and expenses): $29.50
10.Date offering commenced: 4/26/00
11.Offering price at close of first day on which any sales
   were made:  $29.50
12.Commission, spread or profit:  $0.86/per share
13.Have the following conditions been satisfied?
a. The securities are:
Part of a an issue registered under the Securities Act
Of 1933 which is being offered to the public;  yes
Eligible Municipal Securities
Sold in an eligible foreign offering; or
Sold in an eligible Rule 144A offering?
(see Appendix B to the Rule 10f-3 Procedures for
definitions of the capitalized terms herein.)
b. (1) The securities were purchased prior to the end of
the first day on which any sales were made, at a price
that is not more than the price paid by each other
purchaser of securities in that offering or in any
concurrent offering of the securities (except, in the case
of an eligible foreign offering, for any rights to purchase
that are required by law to be granted to existing security
holders of the issuer); OR   YES
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
c. The underwriting was a firm commitment underwriting?  yes
d. The commission, spread or profit was reasonable and Fair in relation to that being received by others for Underwriting similar securities during the same period (see Attachement for comparison of spread with comparable recent Offerings)? yes
e. The issuer of the securities, except for the eligible Municipal Securities, and its predecessors have been in Continuous operation for not less than three years? yes
f. (1) The amount of the securities, other than those sold an Eligible Rule 144A Offering(see below), purchased by all of the investment companies advised by the adviser did not exceed 25% of the principal amount of the offering;
OR   yes
     2) If the securities purchased were sold in an eligible 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadvisor did not exceed 25% of the total of:
(i)The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1) plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Trust was a direct or indirect participant in a benefiaciary of the sale; OR yes
(2) With respect to the purchase of Eligible Municpal Securities Such purchase was not designated as a group sale or otherwise Allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to the appropraite Officer of the Trust for inclusion on SEC Form N-SAR and Quarterly reports to the Trustees? yes




1. Name of Portfolio SunAmerica Style Select Series, Inc.
        Value Portfolio
2. Name of issuer    Dobson Communications
3. Date of Purchase 2/03/00
4. Underwriter from whom purchased Lehman Brothes
5. Affiliated Underwriter managing or participating in underwriting syndicate Neuberger Berman LLC
6. Is a list of the underwriting syndicate's number
   attached?  YES
7. Aggregate principal amount of purchase by all investment companies advised by the adviser or subadvisor: 38,900
8. Aggregate principal amount of offering: 25,000,000
9. Purchase price ( net of fees and expenses): $22.00
10.Date offering commenced: 2/3/00
11.Offering price at close of first day on which any sales
   were made:  $22.00
12.Commission, spread or profit:  $1.265/per share
13.Have the following conditions been satisfied?
a. The securities are:
Part of a an issue registered under the Securities Act
Of 1933 which is being offered to the public;  yes
Eligible Municipal Securities
Sold in an eligible foreign offering; or
Sold in an eligible Rule 144A offering?
(see Appendix B to the Rule 10f-3 Procedures for
definitions of the capitalized terms herein.)
b. (1) The securities were purchased prior to the end of
the first day on which any sales were made, at a price
that is not more than the price paid by each other
purchaser of securities in that offering or in any
concurrent offering of the securities (except, in the case
of an eligible foreign offering, for any rights to purchase
that are required by law to be granted to existing security
holders of the issuer); OR   YES
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
c. The underwriting was a firm commitment underwriting?  yes
d. The commission, spread or profit was reasonable and Fair in relation to that being received by others for Underwriting similar securities during the same period (see Attachement for comparison of spread with comparable recent Offerings)? yes
e. The issuer of the securities, except for the eligible Municipal Securities, and its predecessors have been in Continuous operation for not less than three years? yes
f. (1) The amount of the securities, other than those sold an Eligible Rule 144A Offering(see below), purchased by all of the investment companies advised by the adviser did not exceed 25% of the principal amount of the offering;
OR   yes
     2) If the securities purchased were sold in an eligible 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadvisor did not exceed 25% of the total of:
(i)The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1) plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Trust was a direct or indirect participant in a benefiaciary of the sale; OR yes
(2) With respect to the purchase of Eligible Municpal Securities Such purchase was not designated as a group sale or otherwise Allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to the appropraite Officer of the Trust for inclusion on SEC Form N-SAR and Quarterly reports to the Trustees? yes